UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

SABINE ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8424	75-6297143
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Southwest Bank P.O. Box 962020 Fort Worth, Texas		76162
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (855) 588-7839

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Sabine Royalty Trust (the “Trust”) determined not to retain Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm, effective as of June 1, 2016, and has engaged Weaver and Tidwell, L.L.P (“Weaver”) as its new independent registered public accounting firm effective as of June 1, 2016. The decision to change accountants was recommended and approved by Southwest Bank, the Trustee of the Trust (the “Trustee”).

On June 1, 2016, the Trust dismissed Deloitte as its independent registered public accounting firm.

The reports of Deloitte on the Trust’s financial statements as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through the June 1, 2016 effective date of the change, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make a reference to the subject matter of the disagreements in connection with their report. In addition, there were no reportable events of the kind defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Trust provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with such disclosures, and if not, stating the respects in which they do not agree. The Trust has received the requested letter from Deloitte, and a copy of the letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 1, 2016, upon the approval of the Trustee, the Trust engaged Weaver as its independent registered public accounting firm effective as of June 1, 2016. During the two most recent fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through the June 1, 2016 effective date of the change, the Trust has not consulted Weaver regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Trust’s financial statements, and neither a written report was provided to the Trust nor oral advice was provided that Weaver concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP, dated June 6, 2016 regarding change in independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABINE ROYALTY TRUST

By:	SOUTHWEST BANK, TRUSTEE

By:	/s/ RON HOOPER
Ron Hooper
SVP Royalty Trust Management

Date: June 6, 2016

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Deloitte & Touche LLP, dated June 6, 2016 regarding change in independent registered public accounting firm.